RELEASE OF GUARANTOR

         Kojaian  Holdings  LLC  ("Kojaian"),  a  Guarantor  under that  certain
Guaranty dated as of May 27, 1999 executed by Kojaian, ASC Holdings LLC, API/JPE, Inc. and SAC Corporation ("Guaranty") guarantying all Indebtedness of JPE, Inc., Brake, Axle and Tandem Company Canada, Inc., Dayton Parts, Inc., JPE Finishing, Inc., Plastic Trim, Inc. and Starboard Industries, Inc. to Comerica Bank is hereby released from its obligations and liabilities under the Guaranty.

         All Capitalized terms used but not defined herein shall have the meanings given to them in the Guaranty.

Dated: December 30, 1999

                                  COMERICA BANK

                                                     By: /s/ Richard S. Arceci
                                                         ---------------------
                                                             Richard S. Arceci

                                                     Its:    Vice President
                                                             --------------


Acknowledged by and
Agreed to this 30 day of
December, 1999:

ASC HOLDINGS LLC

By: /s/ David L. Treadwell
   -----------------------
        David L. Treadwell

Its: President and Chief Executive Officer
     -------------------------------------


API/JPE, INC.

By:/s/ David L. Treadwell
   -----------------------
       David L. Treadwell

Its: Chairman
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SAC CORPORATION

By: /s/ David L. Treadwell
    ----------------------
        David L. Treadwell

Its: Chairman
     --------